SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2003

DOCENT, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-31537	77-0460705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2444 CHARLESTON ROAD

MOUNTAIN VIEW, CALIFORNIA 94043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 934-9500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release issued July 23, 2003.

Item 9.	Regulation FD Disclosure (Information Furnished Item 12-Results of Operations and Financial Condition.)

The information in this Item 9 is provided pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition” as contemplated by SEC Release Nos. 33-8176 and 33-8216.

On July 23, 2003, Docent, Inc. announced second quarter 2003 financial results. Docent, Inc. issued a press release announcing such financial results on July 23, 2003. The full text of the press release is attached hereto as Exhibit 99. 1 and is incorporated by reference.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the press release are “forward-looking” rather than “historic.” Docent, Inc. disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect Docent’s operating results is included in Docent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and the Form 10-Q for the quarter ended March 31, 2003 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 23, 2003

DOCENT, INC.

By:	/s/ NEIL J. LAIRD
Neil J. Laird Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Docent, Inc. dated July 23, 2003.